UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2021
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-35305		45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

2503 S. Hanley Road	St. Louis	Missouri	63144
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	POST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On November 18, 2021, Post Holdings, Inc. (the “Company”) issued a press release announcing results for its fourth fiscal quarter and fiscal year ended September 30, 2021 and providing a financial outlook for fiscal year 2022. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information contained in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01.    Other Events.
On November 17, 2021, the Board of Directors (the “Board”) of the Company approved, effective November 20, 2021 (the “Effective Date”), a $400 million share repurchase authorization (the “New Authorization”) and cancelled, effective November 19, 2021, its existing $400 million share repurchase authorization, which was approved by the Board on February 2, 2021 and became effective on February 6, 2021 (the “Existing Authorization”). The Company had repurchased approximately $223 million of shares of common stock under the Existing Authorization as of November 17, 2021. The New Authorization extends for a two-year period beginning on the Effective Date, and the Company may begin repurchasing shares under the New Authorization on November 20, 2021. Repurchases may be made from time to time in the open market, in private purchases, through forward, derivative, accelerated repurchase or automatic purchase transactions, or otherwise. The shares would be repurchased with cash on hand and cash from operations. Any shares repurchased would be held as treasury stock. The New Authorization does not, however, obligate the Company to acquire any particular amount of shares, and repurchases may be suspended or terminated at any time at the Company’s discretion.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Earnings Release dated November 18, 2021
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2021	Post Holdings, Inc.
(Registrant)

	By:	/s/ Jeff A. Zadoks
	Name:	Jeff A. Zadoks
	Title:	EVP & Chief Financial Officer

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